May 1, 2018

Dreyfus Index Funds, Inc.

-          Dreyfus International Stock Index Fund

-          Dreyfus S&P 500 Index Fund

-          Dreyfus Smallcap Stock Index Fund

Dreyfus Midcap Index Fund, Inc.

The Dreyfus/Laurel Funds, Inc.

-          Dreyfus Institutional S&P Stock Index Fund

Supplement to Current Prospectus

Effective May 1, 2018 (the "Effective Date"), the following will supplement and supersede any contrary information in the section entitled "Goal and Approach" in the fund's prospectus (as it relates to the specific fund):

In addition to investing in futures, the fund may invest in exchange-traded funds (ETFs) whose performance is tied to the index.  Typically, these investments may be made when the fund's available cash balances cannot otherwise be efficiently or effectively invested directly (due to, for example, size or timing considerations).

As of the Effective Date, the following will supplement the information for each fund in the section entitled "Investment Risks" in the prospectus regarding additional risks that are not anticipated to be principal risks of investing in the fund:

•   ETF and other investment company risk.  To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest.  When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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